UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NDIVISION INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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NDIVISION INC.

4925 Greenville Avenue, Suite 200

Dallas, Texas 75206

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 15, 2019

To the Shareholders of nDivision Inc.:

Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Shareholders of nDivision Inc. (the “Company”) will be held on October 15, 2019, at 10 a.m., Centeral Daylight Time (CDT), at Hyatt House Dallas/Lincoln Park 8221 N Central Expy, Dallas, TX 75225 for the following purposes as more fully described in the proxy statement:

1.

To elect seven (7) director nominees, nominated by the board of directors, for a one-year term, such term to continue until the annual meeting of shareholders in 2020 or until such director’s successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and
3.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only shareholders of record as of the close of business on September 4, 2019, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

We anticipate that there will be 41,138,672 shares of common stock outstanding and entitled to vote at the Annual Meeting. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The board of directors of the Company recommends that you vote “FOR” the election of the nominees of the board of directors as directors of the Company, and “FOR” the proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm.

Please note that, if you plan to attend the Annual Meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 6 of the proxy statement.

Your vote at the Annual Meeting is important. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented. You are encouraged to read the proxy materials carefully in their entirety. We ask that you vote your shares as soon as possible. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. If you decide to change your vote, you may revoke your proxy in the manner descried in the attached proxy statement at any time before it is voted. If you have questions about voting your shares, please contact our corporate secretary at nDivision Inc., at 4925 Greenville Avenue, Suite 200, Dallas, TX 75206, telephone number (214)-785-6355.

BY ORDER OF THE BOARD,

/s/ Alan Hixon
Alan Hixon
Chairman of the Board

Dallas, Texas

September 5, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on October 15, 2019

This Proxy Statement and our Annual Report on Form 10-K for the Year Ended December 31, 2018 (the “Annual Report”), the Quarterly Report on Form 10-Q for the Three Months ended March 31, 2019 (the “March 2019 Quarterly Report”) and the Quarterly Report on Form 10-Q for the Six Months ended June 30, 2019 (the “June 2019 Quarterly Report”) are available at www.sec.gov. The Annual Report and Quarterly Reports, however, are not part of the proxy solicitation material.

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NDIVISION INC.

4925 Greenville Avenue, Suite 200

Dallas, Texas 75206

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of nDivision Inc. (the “Company”) in connection with the Company’s 2019 Annual Meeting of shareholders or any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on October 15, 2019, at 10 a.m., Central Daylight Time (CDT), at Hyatt House Dallas/Lincoln Park 8221 N Central Expy, Dallas, TX 75225.

This proxy statement has been prepared by the management of the Company.

This proxy statement and form of proxy will be mailed on or about September 16, 2019, to our shareholders of record as of the close of business on September 4, 2019, the record date.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2019 Annual Meeting will be held for the following purposes:

1.

To elect seven (7) director nominees, nominated by the board of directors, for a one-year term, such term to continue until the annual meeting of shareholders in 2020 or until such director’s successors are duly elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2); and
3.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

In addition, senior management of the Company will be available to respond to your questions.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on October 15, 2019: The notice of annual meeting of shareholders, our proxy statement and 2018 Annual Report are available at www.sec.gov, or through our website at ndivision.com.

The following documents are being made available to all shareholders entitled to notice of and voting at the Annual Meeting:

1.	This proxy statement
2.	The accompanying proxy
3.	Our 2018 Annual Report
4.	Our March 2019 Quarterly Report
5.	Our June 2019 Quarterly Report

The 2018 Annual Report, March 2019 Quarterly Report and June 2019 Quarterly Report include our financial statements for the fiscal year ended December 31, 2018, the three month period ended March 31, 2019, and the three and six month periods ended June 30, 2019, but are not a part of this proxy statement.

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Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on September 4, 2019, the record date, you were a holder of record of the Company’s Common Stock. As of the record date, there were issued and outstanding 41,138,672 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our Common Stock outstanding on September 4, 2019, the record date, representing 20,569,337 votes must be present at the Annual Meeting, in person or by proxy. If you vote, including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, Cleartrust, LLC, referred to herein as “Cleartrust”), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the seven nominees for director named in “Proposal 1 Election of Directors,” and FOR “Proposal 2 Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019”.

Consistent with applicable law, We intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of directors if the broker has not received instructions from the beneficial owner. We will not count broker non-votes for Proposal 1 or Proposal 2. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

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Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), signing and returning a new proxy card with a later date, or attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke any prior proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

•

Proposal 1: Election of Seven (7) Directors. The election of the seven director nominees named in this proxy statement requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

•

Proposal 2: Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2019. Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the Annual Meeting.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock representing a majority of votes cast on such matter at the Annual Meeting.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares ”FOR” each director nominee named in this proxy statement and ”FOR” ratification of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the SEC website, www.sec.gov.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission card to enter the Annual Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to bwiggins@ndivision.com; or

•	by calling us at (214) 785-6355.

Shareholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

What is “householding” and how does it affect me?

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a “street-name shareholder”) and share a single address, only one copy of our proxy statement and included periodic reports to shareholders is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this proxy statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: nDivision Inc. 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206, Attn: Chief Financial Officer or by contacting our CFO by telephone at (214) 785-6355. The voting instruction form sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A shareholder who would like to make one of these requests should contact us as indicated above.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors/Nominees

Our Board of Directors currently consists of seven members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets and technology.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Alan Hixon	President, Chief Executive Officer, Director	59	June 2011
Justin Roby	Chief Technology Officer, Director	36	June 2011
Michael Beavers	Chief Commercial Officer, Director	36	June 2011
Andrew Norstrud	Chief Financial Officer, Director	46	January 2019
Laurence King	Director	64	November 2017
Sean McIlrath	Director	42	November 2017
Philip Keith Morrow	Director	60	May 2019

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Alan Hixon - President, Chief Executive Officer, Director

Mr. Hixon has over 35 years of experience in the information technology industry. Mr. Hixon has been the Chief Executive Officer of nDivision Inc. since June of 2011. Mr. Hixon led the company to be a leading managed services and professional services partner for several large companies. nDivision Inc. provides managed services and help desk services to several national and international customers and supports customers in 45 countries on 6 continents. Mr. Hixon graduated from Salvatorian College.

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Justin Roby - Chief Technology Officer, Director

Mr. Roby has worked in the software, and information technology industries for over 15 years. Mr. Roby has served as Chief Technology Officer and as a director of nDivision Inc. since June of 2011. Mr. Roby was responsible for handling advanced technologies to gain a competitive advantage in the information technology services industry. Mr. Roby also utilized sophisticated technology to improve nDivision Inc.’s internal processes, reduce human labor, improve accuracy and increase efficiencies.

Michael Beavers - Chief Commercial Officer, Director

Mr. Roby has over 10 years of experience in the information technology industry. Mr. Beavers worked for nDivision Inc. since 2012 and has served as a director since July of 2017. While working for nDivision Inc., Mr. Beavers played a lead role in hiring long tenured and key employees as well as developing the current capabilities and standards delivered to nDivision Inc.’s customers.

Andrew J. Norstrud - Chief Financial Officer, Director

Mr. Norstrud joined nDivision in January of 2019, however, has been consulting with nDivsion’s management team and accounting department since March of 2018. Prior to joining nDivision, Mr. Norstrud served as the Chief Financial Officer for Gee Group Inc. from April 1, 2015 until June 15, 2018. Mr. Norstrud joined the company in March 2013 as CFO and served as CEO and CFO from March 7, 2014 until April 1, 2015. Mr. Norstrud served as a director of GEE Group Inc. from March 7, 2014 until August 16, 2017. Prior to GEE Group Inc., Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.

Laurence King - Director

From June 2009 through June 2015, Mr. King was employed by BKD, LLP, and was responsible for management, marketing, branding, client service as well as all phases of integration and assimilation of the firm’s Dallas, TX and Waco, TX offices. From June 2015 through present, Mr. King has been an executive officer of WhamTech, Inc. From March 2015 through present, Mr. King has been the founder and managing partner of King Strategy, LLC. Mr. King has served on the advisory board, or the board of directors, for over fifteen companies, and is currently serving on the advisory boards of BlockQAI, LLC, Dallas 100 and TeXchange. Mr. King is a Certified Public Accountant and received a Bachelor of Science in Accounting and Operations Research from Babson College.

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Sean McIlrath - Director

From January 2013 through October 2013, Mr. McIlrath served as Area Vice President of Finance and Retail Vertical Sales for Verizon Corp., where he was responsible for managing recurring revenue from new and existing clients and handled issues between business strategy and information technology. From October 2013 through present, Mr. McIlrath has served as the Vice President and General Manager for IPsoft, and was responsible for customer relationships, sales, and automation for the company’s south region.

Philip Keith Morrow - Director

Mr. Morrow, is currently a technology executive at Epsilon, an all-encompassing global marketing innovator with over 8,000 employees and generating more than $2.1 billion in revenue. The firm provides a broad range of marketing services spanning database marketing, direct mail, email marketing, web development, loyalty programs, analytics, data services, strategic consulting and creative services. In his role, Mr. Morrow acts as a trusted advisor to the Executive Leadership Team and implements innovative, transformative technology solutions that provide the company a competitive advantage over their peers. In addition, he is responsible for all Information Technology (IT), Cyber Security, and Technology Compliance, as well as the integration of new game-changing technology into the company. In his previous role as EVP Shared Service & Global CIO for Epsilon, he was responsible for creating and implementing the company’s IT strategy to deliver operational excellence across Epsilon’s data centers and network, as well as managing the production support functions. Morrow was integral in the design, development and successful launch of Epsilon’s digital product offerings, including Agility Harmony, a cloud-based, omni-channel marketing and analytics platform recognized as one of the top 13 most significant technologies in the space. Morrow previously founded an effectiveness consultancy, K. Morrow Associates, and prior to that was the EVP/CIO at Blockbuster Inc. and 7-Eleven, Inc. While in those roles, he was named to CIO Magazine’s CIO 100 for three consecutive years and was inducted into the CIO Hall of Fame by the CIO Magazine in 2008. From 2004-2016 he was a governor-appointed member of the Board of Directors for the State of Texas Department of Information Resources and served on the board of directors for Copper Mobile from 2012-2015. He currently serves on the advisory board of Technology Spa, an early stage technology company focused on Cloud Strategy, Governance, and DevOps as a Service. Mr. Morrow has a Bachelors of Art in Business from the Dallas Baptist University and a MBA in E-commerce from Dallas Baptist University.

Board and Committee Meetings

Our board of directors held twelve formal meetings and executed eight consents during the year ended December 31, 2018. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

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Nominating Committee

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors. The Nominating Committee met one time during the year ended December 31, 2018.

The Company does not have a policy regarding the consideration of diversity, however defined, in identifying nominees for director. Instead, in evaluating candidates to serve on the Company’s Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for Board of Directors candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at 4925 Greenville Ave, Suite 200, Dallas, TX 75206. Submissions must be in accordance with the Company’s By-Laws and include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

The Nominating Committee is presently composed of two independent directors: Philip Keith Morrow (Chairman) and Laurence King.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four times during the year ended December 31, 2018.

The Audit Committee is presently composed of two non-employee, independent directors: Laurence King (Chairman) and Philip Keith Morrow. The Board of Directors has determined that Laurence King is considered an “audit committee financial expert” as defined by rules of the SEC. The Board of Directors has determined that each audit committee financial expert meets the independence criteria.

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Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants but has not done so. The Compensation Committee met three times during the year ended December 31, 2018.

The Compensation Committee is presently composed of two non-employee, independent directors: Laurence King (Chairman) and Philip Keith Morrow.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

Director Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Corporate Code of Ethics

We have not adopted a Code of Business Conduct and Ethics.

Director Independence

Our Board of Directors is responsible to make independence determinations annually with the assistance of the Nominating Committee. Such independence determinations are made by reference to the independence standard under the definition of “independent director” under the Nasdaq Stock Market Rules. Our Board of Directors has affirmatively determined that Laurence King, Seth McIlrath and Philip Keith Morrow satisfy the independence standards under Nasdaq Stock Market Rules.

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Director Selection Process

As provided in its charter, the Nominating Committee is responsible to recommend to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company’s businesses, the nominee’s ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The Nominating Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the appropriate anniversary date of the previous meeting of shareholders of the Corporation called for the election of directors. In accordance with the Company’s Bylaws, submissions must include: (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that such shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (3) the consent of each nominee to serve as director of the Corporation, if so elected; and (4) the class and number of shares of stock of the Corporation which are beneficially owned by such shareholder on the date of such shareholder’s notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: nDivision Inc., 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206, Attn.: Secretary.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

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Legal Proceedings

None of our directors or executive officers has, during the past ten years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

(d)

Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Shareholder Communication with the Board of Directors

Shareholders and parties interested in communicating with our Board of Directors, any Board of Directors committee, any individual director or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors, nDivision Inc., 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206, Attn: Secretary. Please note that we will not forward communications that are spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Shareholder Proposals for Next Year’s Annual Meeting

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2020 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary not later than January 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below, there have been no transactions since January 1, 2019, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

The Company contracted with Norco Professional Services, LLC. (“Norco”) to provide consulting services. The Company spent approximately $55,000 for the year ended December 31, 2018. Norco is owned by Andrew J. Norstrud, who joined the Company in January of 2019, as the Company’s Chief Financial Officer and a member of the board of directors. The Company continues to contract Andrew Norstrud’s services through Norco.

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Under its charter, the Audit Committee of our Board of Directors is responsible to review and approve or ratify any transaction between the Company and a related person that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 5, 2019, certain information with respect to the beneficial ownership of our common and preferred shares by each shareholder known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)

Alan Hixon 4925 Greenville Ave., Suite 200 Dallas TX 75206	8,525,208	(2)	20.28%
Brad Wiggins 4925 Greenville Ave., Suite 200 Dallas TX 75206	7,969,652	(3)	19.22%
Justin Roby 4925 Greenville Ave., Suite 200 Dallas TX 75206	8,052,986	(4)	19.38%
Michael Beavers 4925 Greenville Ave., Suite 200 Dallas TX 75206	1,740,305	(5)	4.19%
Andrew Norstrud 4925 Greenville Ave., Suite 200 Dallas TX 75206	257,778	(6)	0.62%
Laurence King 4925 Greenville Ave., Suite 200 Dallas TX 75206	143,750	(7)	0.35%
Sean McIlrath 4925 Greenville Ave., Suite 200 Dallas TX 75206	143,750	(7)	0.35%
Phillip Keith Marrow 4925 Greenville Ave., Suite 200 Dallas TX 75206	31,325	(8)	0.08%
Directors and Executive Officers as a Group (8 persons)	26,864,679		61.25%
Nuwa Group, LLC 1415 Oakland Blvd, Suite 219 Walnut Creek, CA 94596	3,461,402	(9)	8.26%

__________

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on March 28, 2019. As of March 28, 2019, there were 40,605,339 shares of our company’s common stock issued and outstanding.

(2)

Represents (i) 7,636,319 shares of common stock and (ii) 888,889 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 711,111 shares issuable upon vesting and exercise of remaining stock option.

(3)

Represents (i) 7,636,319 shares of common stock and (ii) 333,333 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 266,667 shares issuable upon vesting and exercise of remaining stock option.

(4)

Represents (i) 7,636,319 shares of common stock and (ii) 416,667 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 333,333 shares issuable upon vesting and exercise of remaining stock option.

(5)

Represents (i) 1,133,878 shares of common stock and (ii) 606,427 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 679,521 shares issuable upon vesting and exercise of remaining stock option.

(6)

Represents (i) 100,000 shares of common stock and (ii) 157,778 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 162,222 shares issuable upon vesting and exercise of remaining stock option.

(7)

Represents (i) 143,750 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 81,250 shares issuable upon vesting and exercise of remaining stock option.

(8)

Represents (i) 31,325 shares issuable upon the exercise of stock option that are exercisable within 60 days. Does not include 193,750 shares issuable upon vesting and exercise of remaining stock option.

(9)	Represents (i) 2,711,402 shares of common stock and (ii) 750,000 shares issuable upon the exercise of stock option that are exercisable within 60 days.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal years ended December 31, 2018 and 2017, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes all compensation awarded to, earned by or paid to all individuals serving as the Company’s principal executive officer, its two most highly compensated executive officers other than the principal executive officer, and up to two additional individuals who were serving as executive officers at the end of the last completed fiscal year, for each of the last two completed fiscal years. These individuals are referred to throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alan Hixon President,	2018	$126,767	-	-	$304,000	-	-	-	$430,767
CEO, and Director	2017	$110,802	-	-	-	-	-	-	$110,802
Andrew Norstrud,	2018	$55,000	-	-	$71,000	-	-	-	$126,000
Chief Financial Officer	2017	-	-	-		-	-	-	-
Brad Wiggins,	2018	$127,112	-	-	$114,000	-	-	-	$241,112
Chief Administrative Officer	2017	$113,570	-	-	-	-	-	-	$113,570
Justin Roby,	2018	$115,555	$9,453	-	$142,500	-	-	-	$267,508
Chief Technology Officer	2017	$118,323	-	-	-	-	-	-	$118,323
Michael Beavers,	2018	$147,169	$10,000	$173,899	$244,330	-	-	-	$575,398
Chief Communications Officer	2017	$107,348	-	$343,000	-	-	-	-	$450,348

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

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Change in Control Agreements

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws the operation of which may at a subsequent date result in a change of control of our company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our company.

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year- End Table

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of December 31, 2018:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Alan Hixon President, CEO, and Director	444,444	1,155,556		$0.375	2/13/2028
Andrew Norstrud, Chief Financial Officer	75,000	225,000		$0.375	3/9/2028
	2,222	17,778		$0.625	8/22/2028
Brad Wiggins, Chief Administrative Officer	166,667	433,333		$0.375	2/13/2028	-	-	-	-
Justin Roby, Chief Technology Officer	208,333	541,667		$0.375	2/13/2028
Michael Beavers, Chief Communications Officer	222,222	1,063,726		$0.375	2/13/2028
Laurence King, Director	81,250	143,750		$0.375	2/13/2028
Sean McIlrath, Director	81,250	143,750		$0.375	2/13/2028
H. William Gordon, Director	81,250	143,750		$0.375	2/13/2028
Dennis Cagan, Director	126,389	223,611		$0.375	2/13/2028

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Option Exercises and Stock Vested

During our fiscal year ended December 31, 2018 there were no options exercised by our named officers.

Retirement Benefits

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

AUDIT-RELATED MATTERS

General

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and Friedman. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Friedman, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with Friedman matters deemed significant by Friedman, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from Friedman disclosing such matters.

Friedman also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with Friedman matters relating to their independence.

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Based on our review with management and Friedman of the Company’s audited consolidated financial statements and Friedman’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Friedman LLP has served as the Company’s independent registered public accounting firm since April 30, 2018. A representative of Friedman, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired.

The following table presents fees billed by Friedman, LLP for the following professional services rendered for the Company for the fiscal years ended December 31, 2018 and 2017:

	Year Ended
	December 31, 2018	December 31, 2017
Audit Fees	$84,000	$70,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$84,000	$70,000

“Audit fees” relate to services for the audit of the Company’s consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company’s quarterly reports filed with the SEC.

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2017 and 2018, and the fees paid for such services.

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GENERAL

Management does not know of any matters other than those stated in this proxy statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Company at the following address: nDivision Inc., 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206, Attn: Secretary.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Mr. Alan Hixon, Mr. Justin Roby, Mr. Michael Beavers, Mr. Andrew Norstrud, Mr. Laurence King, Mr. Sean McIlrath and Mr. Philip Keith Morrow each to stand for re-election for a new term expiring at the 2020 Annual Meeting of shareholders or until their successors are duly elected and qualified. Each of the nominees is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this proxy statement, we are not aware that either nominee is unable or will decline to serve as a director if elected.

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Required Vote

The affirmative vote of shares of our Common Stock representing a plurality of the votes cast is required to elect each of Mr. Alan Hixon, Mr. Justin Roby, Mr. Michael Beavers, Mr. Andrew Norstrud, Mr. Laurence King, Mr. Sean McIlrath and Mr. Philip Keith Morrow as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Mr. Alan Hixon, Mr. Justin Roby, Mr. Michael Beavers, Mr. Andrew Norstrud, Mr. Laurence King, Mr. Sean McIlrath and Mr. Philip Keith Morrow to our Board of Directors. Properly authorized proxies solicited by Board of Directors will be voted “FOR” the nominees unless instructions to withhold or to the contrary are given.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

The Audit Committee of our Board of Directors has appointed Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Friedman has served in this capacity since April 30, 2018.

We are asking our shareholders to ratify the appointment of Friedman as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of Friedman to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of Friedman, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of Friedman, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of Friedman are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Required Vote

The affirmative vote of shares of our Common Stock representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 2.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

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OTHER MATTERS

We do not expect that any matter other than the foregoing proposals will be brought before the Annual Meeting. If, however, such a matter is properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, the Quarterly Report for the Three Months Ended March 31, 2019, the Quarterly Report for the Six Months Ended June 30, 2019 or this proxy statement, please contact us at: nDivision Inc., 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206, Attn.: Chief Financial Officer or by telephone at (214) 785-6355, and we will send a copy to you without charge.

NDIVISION INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 9:00 p.m., Central time, on October 14, 2019.

INTERNET/MOBILE – www.proxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED BELOW, AND A VOTE FOR PROPOSAL 2.	Please mark your votes like this	☒

1. Election of Directors					FOR	AGAINST	ABSTAIN
(1) Mr. Alan Hixon (2) Mr. Justin Roby (3) Mr. Michael Beavers (4) Mr. Andrew Norstrud (5) Mr. Larry King (6) Mr. Sean McIlrath (7) Mr. Philip Keith Morrow	FOR all	WITHHOLD AUTHORITY	2.	To ratify the appointment of Friedman
	Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)		LLP as the Company’s independent registered public accounting firm for 2019.	☐	☐	☐
	☐	☐
					FOR	AGAINST	ABSTAIN
			3.	In their discretion, in the transaction of such other business as may properly come before the meeting.	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature _______________________ Signature, if held jointly ___________________ Date _______________, 2019

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held October 15, 2019

The Proxy Statement and our 2019 Annual Report to Stockholders

are available at: 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206

or at sec.gov.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NDIVISION INC.

4925 Greenville Avenue, Suite 200, Dallas, Texas 75206

The undersigned stockholders of NDIVISION INC. hereby appoints Alan Hixon, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of stockholders to be held on October 15, 2019, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND A VOTE FOR PROPOSAL 2.

(Continued, and to be marked, dated and signed, on the other side)

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